                                                                  EXHIBIT 99.12


DEBTOR:  GREAT INDEPENDENCE SHIP CO.               CASE NUMBER:  01-10969 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
-------------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT INDEPENDENCE SHIP CO.               CASE NUMBER:  01-10969 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

20-Jul-02              Summary Of Bank And Investment Accounts     Attachment 1
3:45 PM                     Great Independence Ship Co.
Summary                       Case No: 01-10969 (JCA)                 UNAUDITED
Great Independence           For Month Of June, 2002
Ship Co.

                                                Balances
                                    ---------------------------------       Receipts &         Bank
                                       Opening            Closing          Disbursements     Statements       Account
Account                             As Of 6/01/02       As Of 6/30/02        Included         Included       Reconciled
-------                             -------------       -------------      -------------     ----------      ----------
Independence Steamer                    0.00                0.00             No -              No -            No -
Bank of Hawaii                                                               Account           Account         Account
Account # - 0001-029126                                                      Closed            Closed          Closed

20-Jul-02                     Receipts & Disbursements             Attachment 2
3:46 PM                     Great Independence Ship Co.
Summary                       Case No: 01-10969 (JCA)
Great Independence           For Month Of June, 2002
Ship Co.
Attach 2


                 No Receipts Or Disbursements - Account Closed

20-Jul-02           Concentration & Investment Account Statements  Attachment 3
3:47 PM                   Great Independence Ship Co.
Summary                     Case No: 01-10969 (JCA)
Great Independence          For Month Of June, 2002
Ship Co.
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:47:39
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: JUN-02

currency USD
Company=54 (S.S. INDEPENDENCE)


                                          PTD-Actual
                                           30-Jun-02
                                        -------------

Revenue
Gross Revenue                                    0.00
Allowances                                       0.00
                                        -------------
Net Revenue                                      0.00

Operating Expenses
Air                                              0.00
Hotel                                            0.00
Commissions                                      0.00
Onboard Expenses                                 0.00
Passenger Expenses                               0.00
Vessel Expenses                                  0.00
Layup/Drydock Expense                            0.00
Vessel Insurance                                 0.00
                                        -------------
Total Operating Expenses                         0.00

                                        -------------
Gross Profit                                     0.00

SG&A Expenses
Sales & Marketing                                0.00
Start-Up Costs                                   0.00
                                        -------------
Total SG&A Expenses                              0.00

                                        -------------
EBITDA                                           0.00

Depreciation                                     0.00

                                        -------------
Operating Income                                 0.00

Other Expense/(Income)
Interest Income                                  0.00
Equity in Earnings for Sub                       0.00
Reorganization expenses                 55,480,080.40
                                        -------------
Total Other Expense/(Income)            55,480,080.40

                                        -------------
Net Pretax Income/(Loss)                (55,480,080.40)

Income Tax Expense                               0.00

                                        -------------
Net Income/(Loss)                       (55,480,080.40)
                                        =============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:45
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JUN-02

currency USD
Company=54 (S.S. INDEPENDENCE)


                                                YTD-Actual               YTD-Actual
                                                30-Jun-02                22-Oct-02
                                             --------------            -------------

ASSETS

Cash and Equivalent                                    0.00                64,505.83

Restricted Cash                                        0.00                     0.00

Accounts Receivable                                    0.00               175,538.74

Inventories                                            0.00             1,148,206.76

Prepaid Expenses                                       0.00                 2,954.26

Other Current Assets                                   0.00                16,615.13

                                             --------------            -------------
Total Current Assets                                   0.00             1,407,820.72


Fixed Assets                                           0.00            97,928,924.04

Accumulated Depreciation                               0.00            (44,272,667.29)

                                             --------------            -------------
Net Fixed Assets                                       0.00            53,656,256.75


Net Goodwill                                           0.00                     0.00

Intercompany Due To/From                     (17,755,365.00)           (17,643,280.88)

Net Deferred Financing Fees                            0.00               709,459.82

Net Investment in Subsidiaries                         0.00                     0.00

                                             --------------            -------------
Total Other Assets                           (17,755,365.00)           (16,933,821.06)

                                             --------------            -------------
Total Assets                                 (17,755,365.00)           38,130,256.41
                                             ==============            =============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:45
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JUN-02

currency USD
Company=54 (S.S. INDEPENDENCE)


                                               YTD-Actual                YTD-Actual
                                               30-Jun-02                  22-Oct-02
                                             --------------            -------------

LIABILITIES

Accounts Payable                                       0.00                     0.00

Accrued Liabilities                                    0.00                31,544.34

Deposits                                               0.00                     0.00

                                             --------------            -------------
Total Current Liabilities                              0.00                31,544.34


Long Term Debt                                         0.00                     0.00

Other Long Term Liabilities                    1,266,494.79             1,266,494.79

                                             --------------            -------------
Total Liabilities                              1,266,494.79             1,298,039.13


OTHER

Liabilities Subject to Compromise             32,349,773.96            32,372,521.16

                                             --------------            -------------
Total Other                                   32,349,773.96            32,372,521.16


OWNER'S EQUITY

Common Stock                                       1,000.00                 1,000.00

Add'l Paid In Capital                         17,616,000.00            17,616,000.00

Current Net Income (Loss)                    (55,523,613.80)           (9,694,324.85)

Retained Earnings                            (13,465,019.95)           (3,462,979.03)

                                             --------------            -------------
Total Owner's Equity                         (51,371,633.75)            4,459,696.12

                                             --------------            -------------
Total Liabilities & Equity                   (17,755,365.00)           38,130,256.41
                                             ==============            =============

Great Independence                ATTACHMENT 6                   01-10969 (JCA)
Ship Co.                    Summary List of Due To/
                               Due From Accounts
                       For the Month Ended June 30, 2002


                                                                BEGINNING                                            ENDING
AFFILIATE NAME                               CASE NUMBER         BALANCE             DEBITS         CREDITS         BALANCE
American Classic Voyages Co.                  01-10954        (24,948,774.58)           --            --        (24,948,774.58)
AMCV Cruise Operations, Inc.                  01-10967        (36,656,636.93)           --            --        (36,656,636.93)
The Delta Queen Steamboat Co.                 01-10970            83,084.83             --            --            83,084.83
Great AQ Steamboat, L.L.C                     01-10960             4,881.60             --            --             4,881.60
Great Ocean Cruise Line, L.L.C                01-10959             2,195.09             --            --             2,195.09
Cruise America Travel, Incorporated           01-10966           (16,321.27)            --            --           (16,321.27)
Cape Cod Light, L.L.C                         01-10962           (32,099.49)            --            --           (32,099.49)
Project America, Inc.                         N/A                 21,415.35             --            --            21,415.35
Oceanic Ship Co.                              N/A              1,172,074.09             --            --         1,172,074.09
Project America Ship I, Inc.                  N/A                277,329.74             --            --           277,329.74
Great Hawaiian Cruise Line, Inc.              01-10975        24,699,040.96             --            --        24,699,040.96
Great Hawaiian Properties Corporation         01-10971        28,898,393.97             --            --        28,898,393.97
American Hawaii Properties Corporation        01-10976           542,250.76             --            --           542,250.76
CAT II, Inc.                                  01-10968        (11,802,199.12)           --            --        (11,802,199.12)
                                                              ---------------------------------------------------------------
                                                              (17,755,365.00)           --            --        (17,755,365.00)
                                                              ===============================================================

                          Great Independence Ship Co.
                                 01-10969 (JCA)




                           Accounts Receivable Aging
                              As of June 30, 2002







                                  Attachment 7


                                 Not Applicable

                          Great Independence Ship Co.
                                 01-10969 (JCA)




                            Accounts Payable Detail
                              As of June 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  GREAT INDEPENDENCE SHIP CO.               CASE NUMBER:  01-10969 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. The Debtor and three other Debtors completed the forfeiture of four vessels to the Maritime Administration, the secured creditor of each vessel, during June. Accordingly, the Debtor wrote-off the carrying value of its vessel and related assets. The net loss of disposition totaled $55.5 million.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.